SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securitites Exchange Act of 1934

Date of Report
(Date of earliest event reported):  July 1, 2002

KERZNER INTERNATIONAL NORTH AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4748	59-0763055
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1415 E Sunrise Boulevard
Fort Lauderdale, Florida 33304
(Address of principal executive offices and Zip code)

(954) 713-2500
(Registrant's telephone number, including area code)

Item 5 - Other Events

Sun International North America, Inc. (the “Company”) today announced that effective July 1, 2002 the Company’s name was changed to Kerzner International North America, Inc. in accordance with agreements related to the restructuring of the Company’s major shareholder, Sun International Investments Limited, previously announced in July 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	July 1, 2002	KERZNER INTERNATIONAL NORTH AMERICA, INC.
		By:	/s/John R. Allison
		Name:	John R. Allison
		Title:	Executive Vice President - Finance
Chief Financial Officer